UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 20, 2005
(August 31, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item  7.01    Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries ("PNMR" or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of August 2005 and 2004 and the eight months ended August 31, 2005 and August 31, 2004 to provide investors with key monthly business indicators.  Readers of this Current Report on Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

On June 6, 2005, the Company completed its previously announced acquisition of TNP Enterprises, Inc. and Subsidiaries ("TNP").  Prior to the consummation of the acquisition, TNP was a privately-owned holding company based in Forth Worth, Texas.  TNP's principal subsidiaries are Texas-New Mexico Power Company ("TNMP"), a regulated utility operating in Texas and New Mexico, and First Choice Power ("First Choice"), a certified retail electric provider operating in Texas.

Electric service operating statistics of TNP, including its subsidiaries TNMP and First Choice, and Public Service Company of New Mexico ("PNM"), a regulated utility subsidiary of the Company operating in New Mexico, are included in the information presented below.

	Month Ended
	August 31,
	2005	2004
	(In thousands)

Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	760	716
TNMP Electric	751	674

Total Regulated Sales	1,511	1,390

Unregulated Sales:
PNM Wholesale Long Term	222	257
PNM Wholesale Short Term	769	982
First Choice	447	606

Total Unregulated Sales	1,438	1,845

(1) Megawatt hours are presented on a segment basis only.  The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

	Eight Months Ended
	August 31,
	2005			2004
	Post- Acquisition(2)	Pre-	Total	Total
	June 6 - August 31	Acquisition(1) Jan 1 - June 6	Jan 1 - August 31	Jan 1 - August 31
	(In thousands)

Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	-	-	5,170	5,033
TNMP Electric	2,132	2,876	5,008	4,682

Total Regulated Sales	2,132	2,876	10,178	9,715

Unregulated Sales:
PNM Wholesale Long Term	-	-	1,738	1,963
PNM Wholesale Short Term	-	-	5,564	6,663
First Choice	1,280	1,565	2,845	4,014

Total Unregulated Sales	1,280	1,565	10,147	12,640

(1) Megawatt hours are presented on a segment basis only.  The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

(2) The acquisition was effective as of 8:00 AM Central Daylight Time on June 6, 2005.  As a result of the 8:00 AM Central Daylight Time closing, sales data is presented for pre-acquisition activity, from January 1 through June 6, 2005, and post-acquisition from June 6 through August 31, 2005.

Heating Degree Day (HDD) values and Cooling Degree Day (CDD) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider.  PNM's HDD and CDD statistics are based on weather in Albuquerque, New Mexico.  TNMP's HDD and CDD statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico.  HDD and CDD statistics for First Choice are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather - Cycle-Weighted HDD and CDD:

		Month Ended		Eight Months Ended
		August 31,		August 31,
PNM		2005	2004	2005	2004

	HDD	0	0	2,778	2,850

	CDD	454	369	1,108	953

TNMP

	HDD	0	0	1,138	1,225

	CDD	619	552	1,996	1,862

First Choice

	HDD	0	0	1,053	1,144

	CDD	630	564	2,048	1,912

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: September 20, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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